UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary proxy statement
☐ Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐ Definitive proxy statement
☐ Definitive additional materials
☒ Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

ProAssurance Corporation
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
☒ No fee required
☐ Fee paid previously with preliminary materials
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

This Schedule 14A filing consists of the following communications relating to the proposed acquisition of ProAssurance Corporation, a Delaware corporation (the “Company”) by The Doctors Company, a California-domiciled reciprocal inter-insurance exchange (“Parent”), pursuant to the terms of an Agreement and Plan of Merger, dated March 19, 2025, by and among the Company, Parent and Jackson Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Parent:

i.Company-Wide Employee Letter
ii.Employee FAQs
iii.FAQs for External Inquiries
iv.Form of MPL Agent/Broker Letter
v.Form of MPL Policyholder Letter
vi.Form of MPL Defense Counsel Letter
vii.Form of Medmarc Agency Letter
viii.Form of Eastern Agency Partner Letter
ix.Eastern Employee Letter
x.Internal Intranet and External Website Messaging
xi.ProAssurance LinkedIn Post
xii.MPL Employee Talking Points
xiii.Medmarc Employee Talking Points
xiv.Medmarc LinkedIn Post

Each item above was first used or made available on March 19, 2025.

Company-Wide Employee Letter

To: ProAssurance Employees
From: Ned Rand
Subject: ProAssurance Joining With The Doctors Company to Create Premier MPL Company
Good afternoon team members of ProAssurance,
Just a few moments ago, we announced an agreement for ProAssurance Group to be acquired by The Doctors Company, a company many of you know well. This transaction was approved by our Board of Directors today and we expect it to close in the first half of 2026, once we secure the necessary approvals from our shareholders and from regulators.
Today’s news is an affirmation of your efforts to transform ProAssurance in the face of the significant challenges resulting from being a relatively small public company in a long-tail line of insurance. It took a fellow medical professional liability industry leader to see in ProAssurance the long-term value you are creating. The Doctors Company is an organization I respect and admire for many reasons and is the ideal partner to take us into the future.
Combined, our companies will form an even stronger organization that serves today’s healthcare providers with the necessary scale and breadth of capabilities. For our team members, it will provide new opportunities for growth in a company that will be more than twice our present size. The Doctors Company upholds a strong commitment to the employee experience. In 2023, they were Certified™ as a Great Place to Work® for the second time. Further, and similar to ProAssurance, they promote an inclusive corporate culture as key to making them an employer of choice, while also offering robust benefits and work environment.
This exciting next step for our company wouldn’t be possible without you. Each of you have contributed to making ProAssurance what it is today. The board and management would like to acknowledge all of your hard work and thank you for your contributions. As we move through the approval process over the coming months, you will also be key to making sure we continue to respond to our insureds with the same high standards and the same dedication to excellence that has earned the ProAssurance family of companies our outstanding reputation with customers and distribution partners.
Before I close, please remember that until the transaction is complete we will continue to operate as separate companies. This means no one should communicate directly with any of The Doctors Company personnel without first consulting our legal department. Our focus must remain on conducting “business as usual” to service our policyholders. Once the transaction closes, the two companies can begin to implement plans to create our enhanced national MPL carrier.
I know this announcement will raise many questions, and your leadership will be working hard to make sure you get the answers you need. I hope you were able to join us for the Company-wide meeting that we held this afternoon. If not, you will be receiving invitations to drop-in Zoom meetings tomorrow and Friday as well as some meetings across the country over the next several weeks.
Today’s meeting gave me the chance to share more about the process that led to today’s announcement and what the transition/integration periods will look like. As we talk over the coming weeks, my commitment to you is transparency and regular communication throughout the process.
Ned

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 which represent the current expectations and beliefs of management of ProAssurance Corporation (“ProAssurance”) concerning the proposed merger involving ProAssurance and The Doctors Company (“Buyer”) and other future events and their potential effects on ProAssurance. Such statements are based upon the current beliefs and expectations of ProAssurance’s management, are not guarantees of future results and are subject to a significant number of risks and uncertainties. These forward-looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies and risk relating to the transaction, many of which are beyond ProAssurance’s control.

In connection with the proposed transaction, ProAssurance will file with the Securities and Exchange Commission (the “SEC”) a proxy statement of ProAssurance. ProAssurance plans to mail the definitive proxy statement to its stockholders in connection with the proposed transaction. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PROASSURANCE AND BUYER, THE PROPOSED MERGER AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by ProAssurance through the website maintained by the SEC at https://www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the definitive proxy statement and other documents filed by ProAssurance with the SEC upon written request to: ProAssurance Corporation, P.O. Box 590009, Birmingham, Alabama or by telephone at (205) 776-3028 or (800) 282-6242. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of proxies from ProAssurance’s stockholders in connection with the proposed transaction is set forth in ProAssurance’s proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on April 12, 2024. Additional information regarding the interests of ProAssurance’s directors and executive officers in the proposed merger, which may be different than those of ProAssurance’s stockholders generally, will be contained in the proxy statement when filed with the SEC.

Frequently Asked Questions Prepared for ProAssurance Employees:
ProAssurance and The Doctors Company Transaction

Q: Why are we combining with The Doctors Company?

Bringing together ProAssurance and The Doctors Company offers significant strategic advantages for the combined company. Together we will be the premier medical malpractice company that can be the preferred choice of our distribution partners and healthcare clients. We will have the depth of products, defense expertise, risk management, and service to compete effectively across the country. When combined, we will be the largest physician-owned medical professional liability carrier with pro forma MPL direct written premiums of approximately $2 billion.

In addition, the financial stability of the combined companies – both rated “A” Excellent by AM Best – will help us face the challenges of the ever-increasing environment of social inflation and shock verdicts.

Q: What is The Doctors Company?

As the nation’s largest physician-owned medical malpractice insurer, The Doctors Company, has always been guided by its mission: To advance, protect, and reward the practice of good medicine.

Founded and led by physicians, The Doctors Company is inextricably aligned with the medical profession and honored to serve those who take care of us. They use data-driven insights to predict complications ahead in the ever-changing practice environment and provide resources and insights to help medical professionals address the challenges they face and stand by their over 90,000 members with strong defense, visionary risk management specialists, and the best imaginable service.

The Doctors Company has $7.3 billion in assets, and its financial strength gives it the power to protect members today and tomorrow. Member surplus is over $2.8 billion, making it the strongest of any national physician-owned medical liability carrier, rated A by AM Best Company and Fitch Ratings.

Q: Are we now employees of The Doctors Company?

No. We have signed a Definitive Agreement that details the terms and conditions of the transaction, but the transaction will not close until after all regulatory approvals have been obtained, our shareholders have approved the transaction and all closing conditions are satisfied.

Q: What does this news mean for ProAssurance team members and how will the companies integrate?

The senior leadership teams of ProAssurance and The Doctors Company will participate in the development of the integration plans to be implemented after the transaction closes. The goal will be to provide continued quality service and support to our customers. Both ProAssurance and The Doctors Company have a proven track record of successful integrations and we will do everything possible to make this process smooth for everyone.

Q: What does this mean for Medmarc and Eastern?

The Doctors Company has a Life Sciences division, offering Products Liability coverage to manufacturers and distributors of medical device and pharmaceutical products. Similar to The Doctors Company, Medmarc was founded during the liability crisis in the 1970’s. At that time, medical technology companies, as with healthcare providers, could not obtain affordable liability coverage. With an ongoing commitment to serving the evolving needs of the healthcare industry, The Doctors Company and Medmarc have strong brand recognition in life sciences and remain committed to serving the evolving needs of the life sciences industry. A combination will serve to leverage the strengths and expertise of both organizations in a highly competitive market.

Eastern Alliance, ProAssurance’s workers’ compensation subsidiary, has been committed to serving the specialty workers’ compensation insurance needs of diverse companies and organizations since 1997. ProAssurance acquired Eastern in 2014 to diversify its revenue sources into what was then a new line of business for ProAssurance. We expect Eastern will provide a similar value to The Doctors Company, which currently offers workers’ compensation coverages from other carriers through their agency.

Q: How long will it take for the transaction to close and what happens in the interim?

We will not be able to close the transaction until after all regulatory approvals have been completed, ProAssurance shareholders have voted to approve the transaction, and all closing conditions are satisfied. It is estimated that the transaction will close in the first half of 2026. During this period of time, ProAssurance and The Doctors Company will continue to operate as independent entities. This means that we must focus on conducting “business as usual.”

Q: Will my benefits be impacted by this transaction?

At some point after close of the transaction, all ProAssurance team members will transition to The Doctors Company’s benefits. We will work with their Human Resources group to identify transition plans and will communicate with all team members once this information becomes available.

Q: What impact is there going to be on our various offices or remote workers?

In the coming months we will begin working with The Doctors Company on post-close integration plans. Our goal will be to communicate decisions about office locations and remote workforce practices during the integration period.

Q: How will ProAssurance team members be kept apprised of developments related to the transaction?

We will communicate frequently with you about the status of the integration planning and the approval process, including a potential close date. We will deliver updates via team member emails, articles on GroupNet, and periodic all team member meetings.

During the week of March 31, leadership from The Doctors Company will be joining ProAssurance leaders in a series of meetings in our offices in Austin, Birmingham, Chantilly, Harrisburg, Kansas City, Lancaster, and San Francisco. Information will be shared shortly with details on the dates and times of these events.

Q: Can I post about the transaction on social media?

You can share official social media posts made by the ProAssurance entities. Do not post your opinion or any additional information regarding the transaction.

Q: What is the regulatory approval process?

The transaction will require the approvals of various state regulators. We expect this process will take at least several months, and perhaps longer, so we believe the transaction will close in the first half of 2026, subject to receiving the regulatory approvals and satisfying all other closing conditions.

We will also need to obtain antitrust clearance from the U.S. Department of Justice and Federal Trade Commission.

Q: What is the ProAssurance shareholder approval process?

In addition to regulatory approval, ProAssurance must also obtain the approval of our shareholders. We anticipate a special meeting will take place in the coming months, at which time ProAssurance shareholders will have an opportunity to vote on the transaction. Additional details will be forthcoming in advance of such meeting.

Q: What happens to the ProAssurance Board of Directors after the transaction is completed?

Once the transaction has been completed, the combined companies will be governed by The Doctors Company Board of Governors.

Q: What makes our two companies a good fit with each other?

In addition to the significant strategic and operational value mentioned previously, The Doctors Company is an ideal partner because, like ProAssurance, it is one of a group of medical professional liability specialist insurance companies that were founded by physicians during the liability crisis of the 1970s and grew over 50 years through the acquisition of other physician-specialist insurers to become national companies. Both companies also expanded within healthcare to provide coverage for hospitals, facilities, life sciences companies, and other providers using a range of product options to meet the needs of the ever-evolving healthcare industry.

Q: What happens to ProAssurance if the combination is not approved?

ProAssurance would remain a standalone publicly traded company.

Q: What will happen to the ProAssurance brands?

While we assume that the main ProAssurance brands will be transitioned to The Doctors Company in all/most markets over time, The Doctors Company’s leadership may choose to retain separately branded products, programs, and/or services. These will be among the topics discussed in the integration planning process.

Q: How will ProAssurance communicate with its policyholders and agents about the transaction?

A news release has been jointly issued by both companies that announces and describes the transaction. In the coming days, we will be sending communications to select policyholders to notify them directly of the transaction. In addition, we will be reaching out to our key agents and brokers to ensure that they are aware of the transaction and to respond to any questions they may have.

Q: What can we say to agents, policyholders, or others when asked about the transaction?

An FAQ has been developed and distributed to all team members to assist in answering any questions about the transaction. It is important that only the prepared materials be used when discussing the transaction. Please consult your supervisor or one of the designated contacts listed below if you are unsure or need assistance in responding to questions. This FAQ and all materials will be posted to the transaction information center on GroupNet and we will use the weekly GroupNet email to alert you to new additions or updates.

Q: How should team members handle media inquiries?

Between the date of the announcement and the transaction close, team members should refer media to Heather Wietzel, Senior Vice President Investor Relations (InvestorRelations@ProAssurance.com).

Q: Who in the organization can team members turn to for answers to specific questions that are not covered in this document?

If you have questions, please contact a member of the Executive Leadership Team, the Line of Business leaders noted below, your manager, or send an email to TDCQuestions@ProAssurance.com:

•MPL: Steve Dapkus, Senior Vice President Marketing and Risk Management (SteveDapkus@ProAssurance.com)
•Eastern: Bob Gilpin, Senior Vice President Marketing (BobGilpin@eains.com)
•Medmarc: John Ajello, Vice President, Business Development and Marketing (JohnAjello@medmarc.com)

Forward-Looking Statements

The foregoing contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. These statements are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “hope,” “hopeful,” “likely,” "may," "optimistic," "possible," "potential," "preliminary," "project," "should," "will," “would” or the negative or plural of these words or similar expressions or variations. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Such forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by the forward-looking statements. These factors include, among others: (i) the completion of the proposed transaction on the anticipated terms and timing, (ii) the satisfaction of other conditions to the completion of the proposed transaction, including obtaining required shareholder and regulatory approvals; (iii) the risk that ProAssurance Corporation’s stock price may fluctuate during the pendency of the proposed transaction and may decline if the proposed transaction is not completed; (iv) potential litigation relating to the proposed transaction that could be instituted against ProAssurance Corporation or its directors, managers or officers, including the effects of any outcomes related thereto; (v) the risk that disruptions from the proposed transaction will harm ProAssurance Corporation’s business, including current plans and operations, including during the pendency of the proposed transaction; (vi) the ability of ProAssurance Corporation to retain and hire key personnel; (vii) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed transaction and integration matters; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (ix) legislative, regulatory and economic developments; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect ProAssurance Corporation’s financial performance; (xi) certain restrictions during the pendency of the proposed transaction that may impact ProAssurance Corporation’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or global pandemics, as well as management’s response to any of the aforementioned factors; (xiii) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiv) unexpected costs, liabilities or delays associated with the transaction; (xv) the response of competitors to the transaction; (xvi) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction, including in circumstances requiring ProAssurance Corporation to pay a termination fee; and (xvii) other risks set forth under the heading “Risk Factors,” of our Annual Report on Form 10-K for the year ended December 31, 2024 and in our subsequent filings with the Securities and Exchange Commission. You should not rely upon forward-looking statements as predictions of future events. Our actual results could differ materially from the results described in or implied by such forward looking statements. Forward-looking statements speak only as of the date hereof, and, except as required by law, we undertake no obligation to update or revise these forward-looking statements.

Additional Information and Where To Find It

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed acquisition of ProAssurance Corporation by The Doctors Company. In connection with this proposed acquisition, ProAssurance Corporation plans to file one or more proxy statements or other documents with the SEC. This communication is not a substitute for any proxy statement or other document that ProAssurance Corporation may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF PROASSURANCE CORPORATION ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of ProAssurance Corporation. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by ProAssurance Corporation through the website maintained by the SEC at https://www.sec.gov. Copies of the documents filed with the SEC by ProAssurance Corporation will be available free of charge on ProAssurance Corporation’s internet website at investor.proassurance.com/SEC-Filings or upon written request to: Investor Relations, ProAssurance Corporation, P.O. Box 590009, Birmingham, Alabama 35259-0009 or by telephone at (205) 776-3028 or (800) 282-6242.

Participants in Solicitation

ProAssurance Corporation, its directors and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of ProAssurance Corporation is set forth in its proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on April 12, 2024. To the extent that holdings of ProAssurance Corporation’s securities by its directors or executive officers have changed since the amounts set forth in ProAssurance Corporation’s proxy statement for its 2024 annual meeting of stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the sources indicated above.

Frequently Asked Questions Prepared for ProAssurance Employees to Use in Response to Questions from External Stakeholders:
ProAssurance and The Doctors Company Transaction

Introduction
Many of you will be asked questions by policyholders, agents/brokers, defense council, and other industry contacts about the ProAssurance/The Doctors Company transaction.

While there will be a significant amount of time between the initial announcement and the closing of the transaction, your understanding of and consistent messaging about the transaction will be critical to our overall success.

The following FAQ will help you better understand what is happening, why it is happening, and will provide some insight into our future combined company. It will also assist you in answering any questions that you may receive.

It is important that we all reference the news release and this FAQ in describing the transaction. It is also important to remember that both ProAssurance and The Doctors Company must continue to operate as separate and independent organizations until the transaction is closed - we remain competitors until the transaction closes.

This means that we must focus on conducting “business as usual” to service our policyholders. It is only once the transaction closes that the two companies can begin to implement plans to create our enhanced national MPL carrier.

This document is for internal reference only and should not be shared. Please consult your supervisor if you are unsure or need assistance in responding to questions.

We sincerely appreciate all of your support and hard work during this exciting time.

Q: Why did you do this transaction?

Bringing together ProAssurance and The Doctors Company offers significant strategic advantages for the combined company. Together we will be the premier medical malpractice company that can be the preferred choice of our distribution partners and healthcare clients. We will have the depth of products, defense expertise, risk management and service to meet customer needs and compete effectively across the country. When combined, we will be the largest physician-owned medical professional liability carrier with pro forma MPL direct written premiums of approximately $2 billion.

In addition, the financial stability of the combined companies - both rated “A” Excellent by AM Best - will help us face the challenges of the ever-increasing environment of social inflation and shock verdicts.

Q: What can we expect over the coming months.

The transaction will close after all regulatory approvals have been completed and ProAssurance shareholders have voted to approve the transaction, likely in the first half of 2026.

In the interim, ProAssurance will continue to provide all the services you are currently receiving, at the same high standards with the same dedication to excellence. And equally as important, you will see no change in our commitment to defending good medicine. If you have claims, your defense team and their aggressive approach in protecting you will continue. The Doctors Company will do the same for their customers, and the two organizations are required to operate as separate and independent organizations during this period.

However, the senior leadership teams of ProAssurance and The Doctors Company are permitted to develop the integration plans to be implemented after the transaction closes. The goal will be to provide continued quality service and support to our customers. Both ProAssurance and The Doctors Company have a proven track record of successful integrations and we will do everything possible to make this process smooth for everyone.

You’ll be able to find the most current information about the transaction on the ProAssurance Group website at www.ProAssuranceGroup.com/TDC.

Q: What does this mean for Medmarc and Eastern?

The Doctors Company has a Life Sciences division, offering Products Liability coverage to manufacturers and distributors of medical device and pharmaceutical products. Similar to The Doctors Company, Medmarc was founded during the liability crisis in the 1970’s. At that time, medical technology companies, as with healthcare providers, could not obtain affordable liability coverage. With an ongoing commitment to serving the evolving needs of the healthcare industry, The Doctors Company and Medmarc have strong brand recognition in life sciences and remain committed to serving the evolving needs of the life sciences industry. A combination will serve to leverage the strengths and expertise of both organizations in a highly competitive market.

Eastern Alliance, ProAssurance’s workers’ compensation subsidiary, has been committed to serving the specialty workers’ compensation insurance needs of diverse companies and organizations since 1997. ProAssurance acquired Eastern in 2014 to diversify its revenue sources into what was then a new line of business for ProAssurance. We expect Eastern will provide a similar value to The Doctors Company, which currently offers workers’ compensation coverages from other carriers through their agency.

Q: What about brand(s)?

This is something that will be determined in the integration planning process as both organizations have done an impressive job building first-class brands. We assume that after the transaction closes, The

Doctors Company will go to market with whatever portfolio of brands they think gives them the best chance to win or retain customers.

Q: How will our agents and brokers be treated in the transaction?

The independent agent/broker distribution channel is the primary distribution channel for both organizations and will remain so in the combined company. Upon the close of the transaction, Business Development leadership will review all current broker agreements and determine with you the best path forward.

Q: What distribution system will the new company use?

At this time, we do not anticipate any changes to current multiple distribution models we use.

Q: How will the combined company’s operations be organized?

ProAssurance will become a wholly owned subsidiary of The Doctors Company when the transaction closes, however the specific structure is something that will be determined in the integration planning process. Currently, The Doctors Company is organized into three business:

•The Doctors Company (TDC), which is primarily focused on physicians and medical practices written in the admitted market
•TDCSU (TDC Specialty Underwriters), for healthcare classes of business better served by the E&S market, and
•Healthcare Risk Advisors which is focused on complex risk transfer solutions for large institutions and in New York.

The main line of business, The Doctors Company, is organized into three regions each with a Regional Operating Officer responsible at the P&L level.

Q: How long before this transaction closes?

We estimate that the transaction will close in the first half of 2026.

Q: What is the regulatory and policyholder approval process?

The transaction will require the approvals of various regulators including state insurance regulators. We expect this process will take at least several months, and perhaps longer, so we believe the transaction will close in the first half of 2026, subject to receipt of regulatory approvals and satisfaction of other closing conditions.

We will also need to obtain antitrust clearance from the U.S. Department of Justice and Federal Trade Commission.

In addition to regulatory approval, ProAssurance must also obtain the approval of our shareholders. We anticipate a special meeting will take place in the coming months at which time ProAssurance shareholders will have an opportunity to vote on the transaction. Additional details will be forthcoming in advance of such meeting.

Q: How should employees handle media inquiries?

Between the date of the announcement and the transaction close:
•ProAssurance employees should refer inquires from newspapers and other new organizations, freelance journalists, industry trade organizations (Crittenden, Medical Liability Monitor), AM Best and other financial rating agencies, and the like to Heather Wietzel, Senior Vice President Investor Relations (InvestorRelations@ProAssurance.com).
•Employees are not to share any internal FAQs or communications.

Q: Who in the organization can employees turn to for answers to specific questions that are not covered in this document?

Our designated points of contact for external communication are:

•MPL: Steve Dapkus, Senior Vice President Marketing and Risk Management (SteveDapkus@ProAssurance.com)
•Eastern: Bob Gilpin, Senior Vice President Marketing (BobGilpin@eains.com)
•Medmarc: John Ajello, Vice President, Business Development and Marketing (JohnAjello@medmarc.com)
•Corporate: Jeff Lisenby, Executive Vice President (JeffLisenby@ProAssurance.com).

Forward-Looking Statements

The foregoing contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. These statements are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “hope,” “hopeful,” “likely,” "may," "optimistic," "possible," "potential," "preliminary," "project," "should," "will," “would” or the negative or plural of these words or similar expressions or variations. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Such forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by the forward-looking statements. These factors include, among others: (i) the completion of the proposed transaction on the anticipated terms and timing, (ii) the satisfaction of other conditions to the completion of the proposed transaction, including obtaining required shareholder and regulatory approvals; (iii) the risk that ProAssurance Corporation’s stock price may fluctuate during the pendency of the proposed transaction and may decline if the proposed transaction is not completed; (iv) potential litigation relating to the proposed transaction that could be instituted against ProAssurance Corporation or its directors, managers or officers, including the effects of any outcomes related thereto; (v) the risk that disruptions from the proposed transaction will harm ProAssurance Corporation’s business, including current plans and operations, including during the pendency of the proposed transaction; (vi) the ability of ProAssurance Corporation to retain and hire key personnel; (vii) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed transaction and integration matters; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (ix) legislative, regulatory and economic developments; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect ProAssurance Corporation’s financial performance; (xi) certain restrictions during the pendency of the proposed transaction that may impact ProAssurance Corporation’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or global pandemics, as well as management’s response to any of the aforementioned factors; (xiii) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiv) unexpected costs, liabilities or delays associated with the transaction; (xv) the response of competitors to the transaction; (xvi) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction, including in circumstances requiring ProAssurance Corporation to pay a termination fee; and (xvii) other risks set forth under the heading “Risk Factors,” of our Annual Report on Form 10-K for the year ended December 31, 2024 and in our subsequent filings with the Securities and Exchange Commission. You should not rely upon forward-looking statements as predictions of future events. Our actual results could differ materially from the results described in or implied by such forward looking statements. Forward-looking statements speak only as of the date hereof, and, except as required by law, we undertake no obligation to update or revise these forward-looking statements.

Additional Information and Where To Find It

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed acquisition of ProAssurance Corporation by The Doctors Company. In connection with this proposed acquisition, ProAssurance Corporation plans to file one or more proxy statements or other documents with the SEC. This communication is not a substitute for any proxy statement or other document that ProAssurance Corporation may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF PROASSURANCE CORPORATION ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of ProAssurance Corporation. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by ProAssurance Corporation through the website maintained by the SEC at https://www.sec.gov. Copies of the documents filed with the SEC by ProAssurance Corporation will be available free of charge on ProAssurance Corporation’s internet website at investor.proassurance.com/SEC-Filings or upon written request to: Investor Relations, ProAssurance Corporation, P.O. Box 590009, Birmingham, Alabama 35259-0009 or by telephone at (205) 776-3028 or (800) 282-6242.

Participants in Solicitation

ProAssurance Corporation, its directors and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of ProAssurance Corporation is set forth in its proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on April 12, 2024. To the extent that holdings of ProAssurance Corporation’s securities by its directors or executive officers have changed since the amounts set forth in ProAssurance Corporation’s proxy statement for its 2024 annual meeting of stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the sources indicated above.
Form of MPL Agent/Broker Email

Subject: ProAssurance Joining With The Doctors Company to Create Premier MPL Company

To our agency partners:

We are pleased to inform you that ProAssurance has agreed to be acquired by The Doctors Company, which will solidify the combined organization as the second largest medical malpractice insurance company in the country and the largest physician-owned carrier. We believe this transaction will be beneficial to our distribution partners and their clients and is appropriate given the rapidly consolidating healthcare and broker industries. The purpose of this message is to set your expectations about the benefits to you and the timeline of anticipated events.

First, you and your clients can expect a continuation of all services you are receiving from ProAssurance at the same high standards and dedication to excellence. You will see no change in our commitment to the agent/broker distribution model nor to the incentive and recognition programs we have in place for 2025.

From a process perspective, the transaction must be approved by ProAssurance shareholders and regulators, including insurance regulators in a number of states, and receive antitrust clearance. The transaction is expected to close in the first half of 2026, subject to the receipt of those approvals and other customary closing conditions.

The Doctors Company and ProAssurance are in a group of medical professional liability specialist insurance companies that were founded by physicians during the liability crisis of the 1970s and grew over 50 years through the acquisition of other physician-specialist insurers to become national companies. Both companies also expanded within healthcare to provide coverage for hospitals, facilities, life sciences companies, and other providers using a range of product options to meet the needs of the ever-evolving healthcare industry. We believe our combined strengths will now create the premier medical malpractice company and be the preferred choice of our distribution partners and healthcare clients. Finally, the financial stability created by combining our companies will help us face the challenges of the ever-increasing environment of social inflation and shock verdicts.

As many of you with dual appointments already know, the agent/broker model is by far the primary distribution channel for both ProAssurance and The Doctors Company. Upon the close of the transaction, Business Development leadership will review all current broker agreements and determine with you the best path forward.

In addition to being physician-led, strong on claims defense, and financially stable, The Doctors Company offers a loyalty program, The Tribute Plan. Created in 2007, this is an unrivaled financial benefit that rewards physicians for their loyalty and dedication to superior patient care. To date, The Tribute Plan has awarded more than $175 million to over 13,500 recipients.

You’ll be able to find the most current information about this transaction on the ProAssurance Group website at www.ProAssuranceGroup.com/TDC.
Thank you for being a partner of ProAssurance. We are excited about how this will benefit you, and look forward to advancing, protecting, and rewarding your clients’ good medicine for years to come.

Mike Rosenthal, SVP, Business Development

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 which represent the current expectations and beliefs of management of ProAssurance Corporation (“ProAssurance”) concerning the proposed merger involving ProAssurance and The Doctors Company (“Buyer”) and other future events and their potential effects on ProAssurance. Such statements are based upon the current beliefs and expectations of ProAssurance’s management, are not guarantees of future results and are subject to a significant number of risks and uncertainties. These forward-looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies and risk relating to the transaction, many of which are beyond ProAssurance’s control.

In connection with the proposed transaction, ProAssurance will file with the Securities and Exchange Commission (the “SEC”) a proxy statement of ProAssurance. ProAssurance plans to mail the definitive proxy statement to its stockholders in connection with the proposed transaction. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PROASSURANCE AND BUYER, THE PROPOSED MERGER AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by ProAssurance through the website maintained by the SEC at https://www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the definitive proxy statement and other documents filed by ProAssurance with the SEC upon written request to: ProAssurance Corporation, P.O. Box 590009, Birmingham, Alabama or by telephone at (205) 776-3028 or (800) 282-6242. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of proxies from ProAssurance’s stockholders in connection with the proposed transaction is set forth in ProAssurance’s proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on April 12, 2024. Additional information regarding the interests of ProAssurance’s directors and executive officers in the proposed merger, which may be different than those of ProAssurance’s stockholders generally, will be contained in the proxy statement when filed with the SEC.
Form of MPL Policyholder Email

Subject: ProAssurance Joining With The Doctors Company to Create Premier MPL Company

To our valued policyholders:

We are pleased to inform you that ProAssurance has agreed to be acquired by The Doctors Company which will solidify the combined organization as the second largest medical malpractice insurance company in the country and the largest physician-owned carrier. We believe this transaction will be beneficial to our customers and is appropriate given the rapidly evolving healthcare industry. The purpose of this message is set your expectations about the benefits to you and the timeline of anticipated events.

First, you can expect a continuation of all services you are receiving from ProAssurance at the same high standards and dedication to excellence. And equally as important, you will see no change in our commitment to defending good medicine. If you have claims, your defense team and their aggressive approach in protecting you will continue.

From a process perspective, the transaction must be approved by ProAssurance shareholders and regulators, including insurance regulators in a number of states, and receive antitrust clearance The transaction is expected to close in the first half of 2026, subject to the receipt of those approvals and other customary closing conditions.

The Doctors Company and ProAssurance are in a group of medical professional liability specialist insurance companies that were founded by physicians during the liability crisis of the 1970s and grew over 50 years through the acquisition of other physician-specialist insurers to become national companies. Both companies also expanded within healthcare to provide coverage for hospitals, facilities, life sciences companies, and other providers using a range of product options to meet the needs of the ever-evolving healthcare industry. We believe our combined strengths will now create the premier medical malpractice company and be the preferred choice of medical providers. Finally, the financial stability created by combining our companies will help us face the challenges of the ever-increasing environment of social inflation and shock verdicts.

In addition to being physician-led, strong on claims defense, and financially stable, The Doctors Company offers a loyalty program, The Tribute Plan. Created in 2007, this is an unrivaled financial benefit that rewards medical practitioners for their loyalty and dedication to superior patient care. To date, The Tribute Plan has awarded more than $175 million to over 13,500 recipients.

You’ll be able to find the most current information about this transaction on the ProAssurance Group website at www.ProAssuranceGroup.com/TDC. For our many insureds who are also shareholders, please feel free to contact our head of Investor Relations, Heather Wietzel, at InvestorRelations@ProAssurance.com or 205-776-3028 with your questions.

Thank you for being a ProAssurance customer. We look forward to advancing, protecting, and rewarding your good medicine for years to come.

Ned Rand, CEO, ProAssurance Group
Rob Francis, President, ProAssurance Medical Professional Liability

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 which represent the current expectations and beliefs of management of ProAssurance Corporation (“ProAssurance”) concerning the proposed merger involving ProAssurance and The Doctors Company (“Buyer”) and other future events and their potential effects on ProAssurance. Such statements are based upon the current beliefs and expectations of ProAssurance’s management, are not guarantees of future results and are subject to a significant number of risks and uncertainties. These forward-looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies and risk relating to the transaction, many of which are beyond ProAssurance’s control.

In connection with the proposed transaction, ProAssurance will file with the Securities and Exchange Commission (the “SEC”) a proxy statement of ProAssurance. ProAssurance plans to mail the definitive proxy statement to its stockholders in connection with the proposed transaction. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PROASSURANCE AND BUYER, THE PROPOSED MERGER AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by ProAssurance through the website maintained by the SEC at https://www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the definitive proxy statement and other documents filed by ProAssurance with the SEC upon written request to: ProAssurance Corporation, P.O. Box 590009, Birmingham, Alabama or by telephone at (205) 776-3028 or (800) 282-6242. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of proxies from ProAssurance’s stockholders in connection with the proposed transaction is set forth in ProAssurance’s proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on April 12, 2024. Additional information regarding the interests of ProAssurance’s directors and executive officers in the proposed merger, which may be different than those of ProAssurance’s stockholders generally, will be contained in the proxy statement when filed with the SEC.
Form of MPL Defense Counsel Email

Subject: ProAssurance Joining With The Doctors Company to Create Premier MPL Company

To our defense council:

We are pleased to inform you that ProAssurance has agreed to be acquired by The Doctors Company, which will solidify the combined organization as the second largest medical malpractice insurance company in the country and the largest physician-owned carrier. We believe this transaction will be beneficial to our defense attorneys and insureds and is appropriate given the rapidly consolidating healthcare industry. The purpose of this message is to set your expectations about the benefits to you and the timeline of anticipated events.

First, you and your clients can expect a continuation of all services you are receiving from ProAssurance at the same high standards and dedication to excellence. You will see no change in our commitment to the defense of our insureds. Second, from a process perspective, the transaction must be approved by ProAssurance shareholders and regulators, including insurance regulators in a number of states, and receive antitrust clearance. The transaction is expected to close in the first half of 2026, subject to the receipt of those approvals and other customary closing conditions.

The Doctors Company and ProAssurance are in a group of medical professional liability specialist insurance companies that were founded by physicians during the liability crisis of the 1970s and grew over 50 years through the acquisition of other physician-specialist insurers to become national companies. Both companies also expanded within healthcare to provide coverage for hospitals, facilities, life sciences companies, and other providers using a range of product options to meet the needs of the ever-evolving healthcare industry. We believe our combined strengths will now create the premier medical malpractice company and be the preferred choice of medical providers. Finally, the financial stability created by combining our companies will help us face the challenges of the ever-increasing environment of social inflation and shock verdicts.

Upon the close of the transaction, Claims leadership will review file assignments and new file assignment processes and will determine with you the best path forward.

Thank you for your partnership with ProAssurance.

Mike Severyn, SVP, Claims

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 which represent the current expectations and beliefs of management of ProAssurance Corporation (“ProAssurance”) concerning the proposed merger involving ProAssurance and The Doctors Company (“Buyer”) and other future events and their potential effects on ProAssurance. Such statements are based upon the current beliefs and expectations of ProAssurance’s management, are not guarantees of future results and are subject to a significant number of risks and uncertainties. These forward-looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies and risk relating to the transaction, many of which are beyond ProAssurance’s control.

In connection with the proposed transaction, ProAssurance will file with the Securities and Exchange Commission (the “SEC”) a proxy statement of ProAssurance. ProAssurance plans to mail the definitive proxy statement to its stockholders in connection with the proposed transaction. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PROASSURANCE AND BUYER, THE PROPOSED MERGER AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by ProAssurance through the website maintained by the SEC at http://www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the definitive proxy statement and other documents filed by ProAssurance with the SEC upon written request to: ProAssurance Corporation, P.O. Box 590009, Birmingham, Alabama

or by telephone at (205) 776-3028 or (800) 282-6242. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of proxies from ProAssurance’s stockholders in connection with the proposed transaction is set forth in ProAssurance’s proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on April 12, 2024. Additional information regarding the interests of ProAssurance’s directors and executive officers in the proposed merger, which may be different than those of ProAssurance’s stockholders generally, will be contained in the proxy statement when filed with the SEC.
Form of Medmarc Agency Letter
Subject: ProAssurance Joining With The Doctors Company To Create Premier MPL Company

Dear [Broker Name]

We are pleased to inform you that our parent company, ProAssurance, has agreed to be acquired by The Doctors Company. With both companies rated “A” (Excellent) by AM Best, the transaction will solidify the combined organization as the second largest medical malpractice insurance company in the country and the largest physician-owned carrier. As a subsidiary of ProAssurance, Medmarc is a part of this transaction. Creating this larger organization will be beneficial to you, our distribution partner, and to your life sciences clients.

The purpose of this message is to set your expectations about the transaction, share the timeline, and outline some of the benefits to you. First, you and your clients can expect a continuation of all services you are receiving from Medmarc at the same high standards and with the same dedication to excellence. There will be no change to our broker distribution model nor to the incentive programs we have in place for 2025.

From a process perspective, the transaction must be approved by ProAssurance shareholders and regulators, including insurance regulators in a number of states, and receive antitrust clearance. The transaction is expected to close in the first half of 2026, subject to the receipt of those approvals and other customary closing conditions. When ProAssurance is merged into The Doctors Company, we will be the largest physician-owned medical professional liability carrier with pro forma direct written premiums over $2 billion. The Medmarc companies will become subsidiaries of that organization.

The Doctors Company and ProAssurance are in a group of medical professional liability specialist insurance companies that were founded by physicians during the liability crisis of the 1970s and grew over 50 years through the acquisition of other physician-specialist insurers to become national companies. Similarly, Medmarc was formed by the medical device trade association in the late 1970’s during the liability crisis as a long-term solution for industry, and it operated as a mutual insurance company, owned and controlled by its policyholder-companies, prior to its acquisition by ProAssurance. For over 45 years Medmarc has been a reliable source of products liability insurance to the life sciences market and remains committed to the industry that founded us.

Similar to ProAssurance, The Doctors Company expanded into the life sciences liability market, and a combination with Medmarc will leverage the strengths and expertise of both organizations in the market. We’re excited about the potential of our life sciences business being part of an even larger organization with greater resources to help us ensure we can meet the needs of you and your clients in the future.

You’ll be able to find the most current information about this transaction on the ProAssurance Group website at www.ProAssuranceGroup.com/TDC, or you can reach that webpage via Medmarc.com.

Thank you for being a partner of Medmarc. We appreciate your trust in us, and we are excited about this transaction and the benefits it offers you and your clients. We remain committed to our mission to be the superior provider of liability insurance protection and related risk management solutions to the medical technology and life sciences industry, and look forward to our continued partnership with you for years to come.

Karen M. Murphy, Esq. President, Life Sciences

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 which represent the current expectations and beliefs of management of ProAssurance Corporation (“ProAssurance”) concerning the proposed merger involving ProAssurance and The Doctors Company (“Buyer”) and other future events and their potential effects on ProAssurance. Such statements are based upon the current beliefs and expectations of ProAssurance’s management, are not guarantees of future results and are subject to a significant number of risks and uncertainties. These forward-looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies and risk relating to the transaction, many of which are beyond ProAssurance’s control.

In connection with the proposed transaction, ProAssurance will file with the Securities and Exchange Commission (the “SEC”) a proxy statement of ProAssurance. ProAssurance plans to mail the definitive proxy statement to its stockholders in connection with the proposed transaction. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PROASSURANCE AND BUYER, THE PROPOSED MERGER AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by ProAssurance through the website maintained by the SEC at https://www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the definitive proxy statement and other documents filed by ProAssurance with the SEC upon written request to: ProAssurance Corporation, P.O. Box 590009, Birmingham, Alabama or by telephone at (205) 776-3028 or (800) 282-6242. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of proxies from ProAssurance’s stockholders in connection with the proposed transaction is set forth in ProAssurance’s proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on April 12, 2024. Additional information regarding the interests of ProAssurance’s directors and executive officers in the proposed merger, which may be different than those of ProAssurance’s stockholders generally, will be contained in the proxy statement when filed with the SEC.
Form of Eastern Agency Partner Letter
Dear Valued Agency Partner:

I am pleased to inform you that our parent company, ProAssurance Corporation (ProAssurance), along with its operating subsidiaries, has agreed to be acquired by The Doctors Company (TDC). The transaction includes Eastern Alliance Insurance Group, Eastern Re Ltd., SPC, Inova® Re Ltd., SPC and other affiliated companies (Eastern). I’m writing to reinforce Eastern’s continued commitment to the workers’ compensation market, both before and after the transaction is finalized.

Many of you may recall when Eastern was acquired by ProAssurance in 2014 to become its workers’ compensation operating segment. Since joining ProAssurance, we expanded geographically, continued to enhance our service model, profitably grew our book of business and most recently implemented transformational innovation strategies, all demonstrating the value of Eastern and its dedicated team members. I am excited to extend our track record of delivering value to The Doctors Company as its workers’ compensation insurance operating platform following the transaction close. We are looking forward to being part of an even larger organization with even greater resources to help us ensure we can meet your needs in the future.

Over the coming months, you and your customers will continue to receive all services you have come to expect from Eastern with the same dedication to excellence. You will see no change in Eastern’s commitment to its distribution model nor to the incentive and recognition programs we have in place for 2025.

From a process perspective, the transaction must be approved by ProAssurance shareholders and regulators, including insurance regulators in a number of states. The transaction is expected to close in the first half of 2026, subject to the receipt of those approvals and other customary closing conditions. You’ll be able to find the most current information about this transaction on the ProAssurance Group website at www.ProAssuranceGroup.com/TDC and in the attached press release.

We value our long-term relationship with our agency partners and look forward to continued success in the future. Thank you for your tremendous support and commitment to excellence. All of us at Eastern remain committed to our established business model in support of delivering superior service to you and your customers.

If you have any questions with respect to the transaction, please contact me, a member of the Eastern Senior Management Executive Team or your Regional Leader.

Regards,

Kevin Shook
President

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 which represent the current expectations and beliefs of management of ProAssurance Corporation (“ProAssurance”) concerning the proposed merger involving ProAssurance and The Doctors Company (“Buyer”) and other future events and their potential effects on ProAssurance. Such statements are based upon the current beliefs and expectations of ProAssurance’s management, are not guarantees of future results and are subject to a significant number of risks and uncertainties. These forward-looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies and risk relating to the transaction, many of which are beyond ProAssurance’s control.

In connection with the proposed transaction, ProAssurance will file with the Securities and Exchange Commission (the “SEC”) a proxy statement of ProAssurance. ProAssurance plans to mail the definitive proxy statement to its stockholders in connection with the proposed transaction. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PROASSURANCE AND BUYER, THE PROPOSED MERGER AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by ProAssurance through the website maintained by the SEC at https://www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the definitive proxy statement and other documents filed by ProAssurance with the SEC upon written request to: ProAssurance Corporation, P.O. Box 590009, Birmingham, Alabama or by telephone at (205) 776-3028 or (800) 282-6242. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of proxies from ProAssurance’s stockholders in connection with the proposed transaction is set forth in ProAssurance’s proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on April 12, 2024. Additional information regarding the interests of ProAssurance’s directors and executive officers in the proposed merger, which may be different than those of ProAssurance’s stockholders generally, will be contained in the proxy statement when filed with the SEC.
Eastern Employee Letter
Dear Colleagues:

A few moments ago, you received an email from Ned announcing an agreement for ProAssurance Group (ProAssurance) and its operating subsidiaries to be acquired by The Doctors Company, a California-based group of medical professional liability companies. This includes all of us at Eastern Alliance Insurance Group (Eastern). This transaction was approved by the ProAssurance Board of Directors today, and we expect it to close in the first half of 2026 after the necessary approvals from our shareholders and regulators.

This is another step in our journey together, one that began in 1997 when Eastern commenced operations. In 2001, we welcomed two private equity firms into the Eastern family as investors to secure funds necessary to keep pace with our growth. In 2006, we executed a subscription rights offering and became a publicly traded company on the NASDAQ under the ticker “EIHI.” We were very fortunate to be introduced to ProAssurance in 2012 and were acquired by them in a transaction that closed in 2014.

During Eastern’s time with ProAssurance, we expanded geographically, continued to enhance our service model, profitably grew our book of business and most recently implemented transformational innovation strategies, all demonstrating the value of Eastern and our dedicated team members. I am excited to extend our track record of delivering value to The Doctors Company as its workers’ compensation insurance operating platform at transaction close. As Ned mentioned in his email, The Doctors Company has a strong, inclusive culture with similar benefits and work environments.

As I reflect on the next step of our journey, I want to thank each of you for your commitment to excellence and numerous contributions over the years. I have assured both Ned and Robert White, President of The Doctors Company, that we will continue with our unwavering commitment to our agency partners, policyholders, injured workers and each other, both before and after the transaction is finalized. I am excited about our future together as we move into this next stage.

I am in the process of scheduling smaller virtual meetings (by region and business function) over the next few days to provide additional information about The Doctors Company and answer your questions.

With Great Appreciation,

Kevin Shook
President

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 which represent the current expectations and beliefs of management of ProAssurance Corporation (“ProAssurance”) concerning the proposed merger involving ProAssurance and The Doctors Company (“Buyer”) and other future events and their potential effects on ProAssurance. Such statements are based upon the current beliefs and expectations of ProAssurance’s management, are not guarantees of future results and are subject to a significant number of risks and uncertainties. These forward-looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies and risk relating to the transaction, many of which are beyond ProAssurance’s control.

In connection with the proposed transaction, ProAssurance will file with the Securities and Exchange Commission (the “SEC”) a proxy statement of ProAssurance. ProAssurance plans to mail the definitive proxy statement to its stockholders in connection with the proposed transaction. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PROASSURANCE AND BUYER, THE PROPOSED MERGER AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by ProAssurance through the website maintained by the SEC at https://www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the definitive proxy statement and other documents filed by ProAssurance with the SEC upon written request to: ProAssurance Corporation, P.O. Box 590009, Birmingham, Alabama or by telephone at (205) 776-3028 or (800) 282-6242. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of proxies from ProAssurance’s stockholders in connection with the proposed transaction is set forth in ProAssurance’s proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on April 12, 2024. Additional information regarding the interests of ProAssurance’s directors and executive officers in the proposed merger, which may be different than those of ProAssurance’s stockholders generally, will be contained in the proxy statement when filed with the SEC.
Internal Intranet and External Website Messaging
The Doctors Company Acquisition Information Center
ProAssurance Group is pleased to announce that ProAssurance has agreed to be acquired by The Doctors Company. Upon close, this transaction will solidify the combined organization as the second largest medical malpractice insurance company in the country and the largest physician-owned carrier. This page will be kept updated with the most current information. Shareholders with questions should contact our head of Investor Relations, Heather Wietzel, at InvestorRelations@ProAssurance.com or 205-776-3028.

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 which represent the current expectations and beliefs of management of ProAssurance Corporation (“ProAssurance”) concerning the proposed merger involving ProAssurance and The Doctors Company (“Buyer”) and other future events and their potential effects on ProAssurance. Such statements are based upon the current beliefs and expectations of ProAssurance’s management, are not guarantees of future results and are subject to a significant number of risks and uncertainties. These forward-looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies and risk relating to the transaction, many of which are beyond ProAssurance’s control.

In connection with the proposed transaction, ProAssurance will file with the Securities and Exchange Commission (the “SEC”) a proxy statement of ProAssurance. ProAssurance plans to mail the definitive proxy statement to its stockholders in connection with the proposed transaction. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PROASSURANCE AND BUYER, THE PROPOSED MERGER AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by ProAssurance through the website maintained by the SEC at https://www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the definitive proxy statement and other documents filed by ProAssurance with the SEC upon written request to: ProAssurance Corporation, P.O. Box 590009, Birmingham, Alabama or by telephone at (205) 776-3028 or (800) 282-6242. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of proxies from ProAssurance’s stockholders in connection with the proposed transaction is set forth in ProAssurance’s proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on April 12, 2024. Additional information regarding the interests of ProAssurance’s directors and executive officers in the proposed merger, which may be different than those of ProAssurance’s stockholders generally, will be contained in the proxy statement when filed with the SEC.
ProAssurance LinkedIn Post

We are pleased to announce that ProAssurance has agreed to be acquired by The Doctors Company, which will solidify the combined organization as the second largest medical malpractice insurance company in the country and the largest physician-owned carrier. We believe this transaction will be beneficial to our insureds, employees, shareholders, agents, and other strategic business partners and is appropriate given the rapidly evolving healthcare industry.

Our customers can expect a continuation of all services they are receiving from ProAssurance at the same high standards with the same dedication to excellence.
The Doctors Company and ProAssurance are in a group of medical professional liability specialist insurance companies that were founded by physicians during the liability crisis of the 1970s and grew over 50 years through the acquisition of other physician-specialist insurers to become national companies. Both companies also expanded within healthcare to provide coverage for hospitals, facilities, life sciences companies, and other providers using a range of product options to meet the needs of the ever-evolving healthcare industry. We believe our combined strengths will now create the premier medical malpractice company and be the preferred choice of medical providers. Finally, the financial stability created by combining our companies will help us face the challenges of the ever-increasing environment of social inflation and shock verdicts.

The transaction must be approved by ProAssurance shareholders and regulators, including insurance regulators in a number of states, and receive antitrust clearance. It is estimated that the transaction will close in the first half of 2026. Once all approvals are received and all closing conditions are satisfied, ProAssurance will merge into The Doctors Company.

We’ve attached our press release announcing this transaction to this post and you’ll be able to find the most current information on the ProAssurance Group website at www.ProAssuranceGroup.com/TDC. Shareholders with questions should contact our head of Investor Relations, Heather Wietzel, at InvestorRelations@ProAssurance.com or 205-776-3028 with your questions.

With this announcement ProAssurance Group looks forward to advancing, protecting, and rewarding good medicine for years to come.

Important information is available here: ProAssuranceGroup.com/TDCrelease

MPL Employee Talking Points

Talking Points for Outbound Calls

Following the transaction announcement, ProAssurance leadership may consider proactively informing key business partners with courtesy phone calls.

The objective of the calls is show respect for the relationship/partnership by you being the person informing them of the transaction. There will not be details to share and callers must not go outside the bounds of what has been publicly disclosed via SEC filings when asked questions.

Voicemail

If the person does not answer, please do leave a voicemail along the lines of:
“This is [NAME], ProAssurance just made an announcement, and I wanted to make sure you heard about it from me first. We’ve signed an agreement to be acquired by The Doctor’s Company. We expect the acquisition to close in mid-2026. There is some information posted to our website including today’s press release but there are no changes to [ROLE/RELATIONSHIP] in the immediate future. No need to call me back unless you have questions, again I just wanted you to hear it from me first. Thanks.”

Live Call

For live calls you should prepare a standard intro, but then be ready to reply to likely topics/questions in conversation.

Sample opening - ”Hi it’s [NAME], I was calling to let you know that ProAssurance just made an announcement and I wanted to make sure you heard about it from me first. We’ve signed an agreement to be acquired by The Doctor’s Company.”

These statement/fact can be used at your discretion:
•There’s not much information yet other than what is in the press release, this call is mainly because you’re one of our top [ROLE] and I wanted you to learn about this from me.
•The press release and any other information is posted to a page on our website that we’ll keep updated throughout.
•We expect the transaction to close in the first half of 2026.
•Between now and the close, our shareholders will need to approve the transaction in a proxy vote. The deal will need antitrust clearance from the U.S. Department of Justice and Federal Trade Commission and approval from the states of domicile of all issue companies from both companies.
•The acquisition is for $25 per share so the transaction is valued at close to $1.3 billion.
•TDC is already the second largest MPL carrier in the U.S. The combined company will solidify their position at #2 with over $1.9 billion in MPL premium based on 2024 NAIC filings.
•“You can expect us to carry on with business as usual, with the same products and services and to meet all of our standards in the meantime. As we learn more about TDC or their integration plan, I’ll make sure to keep you in the loop about anything that might change.”

Topics you may be asked about:
•THE TRIBUTE PLAN “We don’t know what TDC’s plans are regarding when or if they’ll enroll ProAssurance insureds in The Tribute Plan after the close. We assume that information will come since it’s such a large part of the TDC brand and I’ll do my best to keep you in the loop.”
•EASTERN/WC “TDC didn’t previously have a WC line of business, at least not as a carrier. Similar to ProAssurance, TDC does have an internal insurance agency which offers WC through other carriers. I don’t have any information about TDC’s future plans at this time.
•MEDMARC “There is a Life Sciences product line held within TDC’s Specialty Underwriting group. We don’t know the size of that book of business or how they are viewing Medmarc integration yet.”

•YOUR ROLE IN THE COMBINED COMPANY “We don’t know anything at this point. Later in the process there will be an integration planning initiative but it’s just too soon to say anything about that.”
•DISTRIBUTION “Both companies appoint independent agents/brokers as their primary distribution channel.”
•OTHER “We don’t know anything at this point. Later in the process there will be an integration planning initiative but it’s just too soon to say anything about that.”

It’s essential for all employees to understand and observe your anti-trust obligations. Visit our Intranet, GroupNet, to review these documents:
•Antitrust Guidelines for Integration Planning
•Antitrust Obligations Prior to Closing
•FAQ for External Inquiries

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 which represent the current expectations and beliefs of management of ProAssurance Corporation (“ProAssurance”) concerning the proposed merger involving ProAssurance and The Doctors Company (“Buyer”) and other future events and their potential effects on ProAssurance. Such statements are based upon the current beliefs and expectations of ProAssurance’s management, are not guarantees of future results and are subject to a significant number of risks and uncertainties. These forward-looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies and risk relating to the transaction, many of which are beyond ProAssurance’s control.

In connection with the proposed transaction, ProAssurance will file with the Securities and Exchange Commission (the “SEC”) a proxy statement of ProAssurance. ProAssurance plans to mail the definitive proxy statement to its stockholders in connection with the proposed transaction. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PROASSURANCE AND BUYER, THE PROPOSED MERGER AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by ProAssurance through the website maintained by the SEC at https://www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the definitive proxy statement and other documents filed by ProAssurance with the SEC upon written request to: ProAssurance Corporation, P.O. Box 590009, Birmingham, Alabama or by telephone at (205) 776-3028 or (800) 282-6242. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of proxies from ProAssurance’s stockholders in connection with the proposed transaction is set forth in ProAssurance’s proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on April 12, 2024. Additional information regarding the interests of ProAssurance’s directors and executive officers in the proposed merger, which may be different than those of ProAssurance’s stockholders generally, will be contained in the proxy statement when filed with the SEC.
Medmarc Employee Talking Points
Talking Points for Phone Calls to broker and carrier partners

•ProAssurance has agreed to be acquired by The Doctors Company
•Both companies rated A (Excellent)
•The transaction will solidify the combined organization as the second largest medical malpractice insurance company in the country and the largest physician-owned carrier
•Medmarc is part of the sale
•Transaction must be approved by ProAssurance shareholders and regulators, including insurance regulators in a number of states, and receive antitrust clearance
•Expected to close first half 2026
•Until deal closes, we remain competitors and will behave as such
•Will result in a larger life science insurance program where we can combine strengths and expertise
•Refer them to website for the press release and FAQs
•We are happy to join calls with our shared insureds if the brokers want it

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 which represent the current expectations and beliefs of management of ProAssurance Corporation (“ProAssurance”)

concerning the proposed merger involving ProAssurance and The Doctors Company (“Buyer”) and other future events and their potential effects on ProAssurance. Such statements are based upon the current beliefs and expectations of ProAssurance’s management, are not guarantees of future results and are subject to a significant number of risks and uncertainties. These forward-looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies and risk relating to the transaction, many of which are beyond ProAssurance’s control.

In connection with the proposed transaction, ProAssurance will file with the Securities and Exchange Commission (the “SEC”) a proxy statement of ProAssurance. ProAssurance plans to mail the definitive proxy statement to its stockholders in connection with the proposed transaction. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PROASSURANCE AND BUYER, THE PROPOSED MERGER AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by ProAssurance through the website maintained by the SEC at http://www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the definitive proxy statement and other documents filed by ProAssurance with the SEC upon written request to: ProAssurance Corporation, P.O. Box 590009, Birmingham, Alabama or by telephone at (205) 776-3028 or (800) 282-6242. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of proxies from ProAssurance’s stockholders in connection with the proposed transaction is set forth in ProAssurance’s proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on April 12, 2024. Additional information regarding the interests of ProAssurance’s directors and executive officers in the proposed merger, which may be different than those of ProAssurance’s stockholders generally, will be contained in the proxy statement when filed with the SEC.
Medmarc LinkedIn Post
LinkedIn Post

We are pleased to inform you that our parent company, ProAssurance, has agreed to be acquired by The Doctors Company, which will solidify the combined organization as the second largest medical malpractice insurance company in the country, the largest physician-owned carrier, and an even stronger participant in the life sciences liability space. Medmarc Insurance, a subsidiary of ProAssurance, is part of this acquisition. We believe this transaction will be beneficial to our insureds, employees, shareholders, agents and brokers, and other strategic business partners and is appropriate given the rapidly evolving healthcare and life sciences industries.

Our customers can expect a continuation of all services they are receiving from ProAssurance companies at the same high standards and with the same dedication to excellence.

The transaction must be approved by ProAssurance shareholders, by regulators in numerous states, and receive antitrust clearance. The transaction is expected to close in the first half of 2026, subject to the receipt of those approvals and other customary closing conditions. Once all approvals are received and all closing conditions are satisfied, ProAssurance will merge into The Doctors Company.

We’ve attached our press release announcing this transaction to this post and you’ll be able to find the most current information on the ProAssurance Group website at www.ProAssuranceGroup.com/TDC. Shareholders with questions should contact our head of Investor Relations, Heather Wietzel, at InvestorRelations@ProAssurance.com or 205-776-3028 with your questions.

Medmarc remains committed to our mission to be the superior provider of liability insurance protection and related risk management solutions to the medical technology and life sciences industry and look forward to our continued partnership with you.

Important information is available here: ProAssuranceGroup.com/TDCrelease
Forward-Looking Statements
This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. These statements are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “hope,” “hopeful,” “likely,” "may," "optimistic," "possible,"

"potential," "preliminary," "project," "should," "will," “would” or the negative or plural of these words or similar expressions or variations. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Such forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by the forward-looking statements. These factors include, among others: (i) the completion of the proposed transaction on the anticipated terms and timing, (ii) the satisfaction of other conditions to the completion of the proposed transaction, including obtaining required shareholder and regulatory approvals; (iii) the risk ProAssurance’s stock price may fluctuate during the pendency of the proposed transaction and may decline if the proposed transaction is not completed; (iv) potential litigation relating to the proposed transaction that could be instituted against ProAssurance or its directors, managers or officers, including the effects of any outcomes related thereto; (v) the risk that disruptions from the proposed transaction will harm ProAssurance’s business, including current plans and operations, including during the pendency of the proposed transaction; (vi) the ability of ProAssurance to retain and hire key personnel; (vii) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed transaction and integration matters; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (ix) legislative, regulatory and economic developments; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect ProAssurance’s financial performance; (xi) certain restrictions during the pendency of the proposed transaction that may impact ProAssurance’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or global pandemics, as well as management’s response to any of the aforementioned factors; (xiii) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiv) unexpected costs, liabilities or delays associated with the transaction; (xv) the response of competitors to the transaction; (xvi) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction, including in circumstances requiring ProAssurance to pay a termination fee; and (xvii) other risks set forth under the heading “Risk Factors,” of our Annual Report on Form 10-K for the year ended December 31, 2024 and in our subsequent filings with the Securities and Exchange Commission. You should not rely upon forward-looking statements as predictions of future events. Our actual results could differ materially from the results described in or implied by such forward looking statements. Forward-looking statements speak only as of the date hereof, and, except as required by law, we undertake no obligation to update or revise these forward-looking statements.
Additional Information and Where to Find It
This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed acquisition of ProAssurance by The Doctors Company. In connection with this proposed acquisition, ProAssurance plans to file one or more proxy statements or other documents with the SEC. This communication is not a substitute for any proxy statement or other document that ProAssurance may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF PROASSURANCE ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of ProAssurance Corporation. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by ProAssurance through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by ProAssurance will be available free of charge on ProAssurance’s internet website at investor.proassurance.com/SEC-Filings or upon written request to: Investor Relations, ProAssurance Corporation, at P.O. Box 590009, Birmingham, Alabama 35259-0009 or by telephone at (205) 776-3028 or (800) 282-6242.
Participants in Solicitation
ProAssurance, its directors and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of

ProAssurance is set forth in its proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on April 12, 2024. To the extent that holdings of ProAssurance’s securities by its directors or executive officers have changed since the amounts set forth in ProAssurance’s proxy statement for its 2024 annual meeting of stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the sources indicated above.